                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/  /     Preliminary Proxy Statement
/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/X /     Definitive Proxy Statement
/  /     Definitive Additional Materials
/  /     Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

             Alliance Global Environment Fund, Inc.
- ----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
- ----------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X /     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
/  /     $500 per each party to the controversy pursuant to
         Exchange Act Rule 14a-6(i)(3).
/  /     Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
- ----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
- ----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
- ----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
- ----------------------------------------------------------------
         (5)  Total fee paid:
- ----------------------------------------------------------------
/   /    Fee paid previously with preliminary materials.
/   /    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

                              ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
LOGO
- -------------------------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
- -------------------------------------------------------------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 23, 1996

To the Stockholders of Alliance Global Environment Fund, Inc.:

  Notice is hereby given that an Annual Meeting of Stockholders (the "Meeting") of Alliance Global Environment Fund, Inc. (the "Fund") will be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, May 23, 1996 at 11:00 a.m., for the following purposes, all of which are more fully described in the accompanying Proxy Statement dated April 18, 1996:

  1. To elect three Directors of the Fund, each such Director to hold office for a term of three years, and until a successor is duly elected and qualified;

  2. To ratify the selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending October 31, 1996; and

  3. To transact such other business as may properly come before the Meeting.

  The Board of Directors has fixed the close of business on April 12, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

                                          By Order of the Board of Directors,

                                          Edmund P. Bergan, Jr.
                                           Secretary

New York, New York
April 18, 1996
- -------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

  PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, SIGN
AND DATE IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO SAVE THE FUND ANY ADDITIONAL EXPENSE
OF FURTHER SOLICITATION, PLEASE MAIL YOUR PROXY PROMPTLY.
- -------------------------------------------------------------------------------
(R) This registered service mark used under license from the owner, Alliance Capital Management L.P.

                                PROXY STATEMENT

                    ALLIANCE GLOBAL ENVIRONMENT FUND, INC.

                          1345 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10105

                               ----------------

                        ANNUAL MEETING OF STOCKHOLDERS

                                 MAY 23, 1996

                               ----------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Alliance Global Environment Fund, Inc. (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, on Thursday, May 23, 1996 at 11:00 a.m. Such solicitation will be by mail and the cost will be borne by the Fund. The Notice of Meeting, Proxy Statement and Proxy Card are being mailed to stockholders on or about April 18, 1996.

  The Board of Directors has fixed the close of business on April 12, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. The outstanding voting shares of the Fund as of April 12, 1996 consisted of 6,792,369 shares of common stock. All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies will be voted for the election of three Directors and for the ratification of Ernst & Young LLP as the Fund's independent auditors for its fiscal year ending October 31, 1996. Any stockholder may revoke that stockholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing another proxy of a later date or by personally voting at the Meeting.

  A quorum for the Meeting will consist of a majority of the shares outstanding and entitled to vote. In the event that a quorum is not represented at the Meeting or, even if a quorum is so represented, in the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by May 23, 1996, the persons named as proxies may propose and vote for one or more adjournments of the Meeting with no other notice than announcement at the Meeting, and further solicitation of proxies with respect to such proposal may be made. Shares represented by proxies indicating a vote against any proposal will be voted against adjournment.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

  At the Meeting, three Directors will be elected to serve for a term of three years, and until their successors are elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is required to elect a Director. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

  Pursuant to the Articles of Incorporation and the Bylaws of the Fund, the Board of Directors has been divided into three classes. The terms of office of the members of Class Two will expire as of the Meeting, the terms of office of the members of Class Three will expire as of the annual meeting of stockholders to be held in 1997, and the terms of office of the members of Class One will expire as of the annual meeting of stockholders to be held in 1998. Upon expiration of the term of office of each class as set forth above, those persons then elected as Directors in that class will serve until the third annual meeting of stockholders following their election. Messrs. John D. Carifa, Richard M. Lilly and Robert C. White are the members constituting Class Two; Messrs. John H. Dobkin, W. H. Henderson and Stig Host are members constituting Class Three; and Mr. David H. Dievler, the Hon. James D. Hodgson and Mr. Alan Stoga are the members constituting Class One.

  As a result of this system, only those Directors in a single class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although, under Maryland law, procedures are available for the removal of Directors even if they are not then standing for reelection and, under Securities and Exchange Commission regulations, procedures are available for including appropriate stockholder proposals in management's annual proxy statement). This system of electing Directors, which may be regarded as an "antitakeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, have the effect of maintaining the continuity of management.

  At the Meeting, the three Directors in Class Two, Messrs. Carifa, Lilly and White, are standing for reelection. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of such inability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

  Certain of the Fund's Directors and officers are residents of the United Kingdom and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for U.S. investors to effect service of process upon such Directors or officers within the United States, or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and the United Kingdom would subject these Directors and officers to effective enforcement of the criminal penalties of the federal securities laws.

  Certain information concerning the Directors is set forth below. Each is a director or trustee of one or more of the other registered investment companies managed by Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser").

NAME, POSITIONS AND OFFICES WITH                              NUMBER OF SHARES
           THE FUND,                                         BENEFICIALLY OWNED
AGE, PRINCIPAL OCCUPATIONS DURING  YEAR FIRST   YEAR TERM       DIRECTLY OR
  THE PAST FIVE YEARS AND OTHER     BECAME A   AS DIRECTOR    INDIRECTLY AS OF
          DIRECTORSHIPS             DIRECTOR   WILL EXPIRE     APRIL 12, 1996
- ---------------------------------  ---------- -------------  ------------------
*   John D. Carifa, Chairman and      1990       1999++            2,000
    President, 51. President,                  (Class Two)
    Chief Operating Officer and a
    Director of Alliance Capital
    Management Corporation
    ("ACMC").***
**+ David H. Dievler, 66.            1990        1998               500
    Independent Financial                      (Class One)
    Consultant. Formerly a Senior
    Vice President of ACMC and
    Chairman of the Board of the
    Fund.
**+ John H. Dobkin, 54. President     1992        1997                 0
    of Historic Hudson Valley                 (Class Three)
    (historic preservation) since
    1990. He was formerly Director
    of the National Academy of De
    sign. From 1987 to 1992, he
    was a Director of ACMC.
**+ W.H. Henderson, 69. Retired       1990        1997                 0
    oil company executive and                 (Class Three)
    independent oil and gas
    consultant. Director of
    Fidelity Japan OTC and
    Regional Markets Fund.
**+ The Hon. James D. Hodgson,        1990        1998               500
    80. Director of United                     (Class One)
    Television, Inc.
    (broadcasting). He was
    formerly U.S. Ambassador to
    Japan and U.S. Secretary of
    Labor.
**+ Stig Host, 69. Chairman and       1990        1997               830
    Director of Kriti Exploration,            (Class Three)
    Inc. (oil and gas exploration
    and production), Managing
    Director of Kriti Oil and
    Minerals, N.V., Chairman of
    Kriti Properties and
    Development Corporation (real
    estate), Chairman of
    International Marine Sales,
    Inc. (marine fuels), Director
    of Florida Fuels, Inc. (marine
    fuels), President of Alexander
    Host Foundation and Trustee of
    the Winthrop Focus Funds.

- --------
  * "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Act"), of the Fund because of affiliation with the Adviser.
 ** Member of the Audit Committee.
*** For purposes of this Proxy Statement, ACMC refers to Alliance Capital
    Management Corporation, the general partner of the Adviser, and to the predecessor general partner of the Adviser of the same name.
  + Member of the Nominating Committee.
 ++ If re-elected at the Meeting.

  NAME, POSITIONS AND OFFICES WITH                            NUMBER OF SHARES
             THE FUND,                                       BENEFICIALLY OWNED
 AGE, PRINCIPAL OCCUPATIONS DURING   YEAR FIRST  YEAR TERM      DIRECTLY OR
   THE PAST FIVE YEARS AND OTHER      BECAME A  AS DIRECTOR   INDIRECTLY AS OF
           DIRECTORSHIPS              DIRECTOR  WILL EXPIRE    APRIL 12, 1996
 ---------------------------------   ---------- -----------  ------------------
 **+Richard M. Lilly, 65. President     1992      1999++           1,000
    and Chief Executive Officer of              (Class Two)
    Esso Italiana, S.p.A. from 1990
    to 1992. From 1985 to 1989, he
    was President and Chief
    Executive Officer of Esso
    Europe-Africa Services and,
    previously, affiliated in other
    capacities with Exxon
    Corporation since 1957.
 **+Alan Stoga, 45. President of        1992       1998                0
    Ruder-Finn-Stoga, L.L.C.,                   (Class One)
    Managing Director and a member
    of the Board of Directors of
    Kissinger Associates, Inc. He
    is also the President and
    General Partner of Zemi
    Investments, L.P.
 **+Robert C. White, 75. Formerly a     1990      1999++             500
    Vice President and Chief                    (Class Two)
    Financial Officer of the Howard
    Hughes Medical Institute.
    Retired Director of the MEDSTAT
    Group (healthcare information
    systems) and the Ambassador
    Funds and a retired Trustee of
    the St. Clair Fund (registered
    investment companies). He was
    formerly Assistant Treasurer of
    Ford Motor Company.

- --------
 **Member of the Audit Committee.
  +Member of the Nominating Committee.
 ++If re-elected at the Meeting.

  During the fiscal year ended October 31, 1995, the Board of Directors met four times. The Audit Committee met twice during the fiscal year ended October 31, 1995 for the purposes described below in Proposal Two. The Nominating Committee did not meet during the fiscal year ended October 31, 1995. The Nominating Committee was constituted for the purpose of selecting and nominating persons to fill any vacancies on the Board of Directors. The Nominating Committee of the Fund does not currently consider candidates proposed by stockholders for election as Directors.

  The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1995, the aggregate compensation paid to each of the Directors during calendar year 1995 by all of the funds to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of funds in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors.

                                                          TOTAL NUMBER OF FUNDS
                                             TOTAL         IN THE ALLIANCE FUND
                                          COMPENSATION    COMPLEX, INCLUDING THE
                           AGGREGATE   FROM THE ALLIANCE    FUND, AS TO WHICH
    NAME OF DIRECTOR     COMPENSATION    FUND COMPLEX,       THE DIRECTOR IS
      OF THE FUND        FROM THE FUND INCLUDING THE FUND  DIRECTOR OR TRUSTEE
    ----------------     ------------- ------------------ ----------------------
John D. Carifa..........    $     0         $      0                48
David H. Dievler........    $ 3,450         $179,200                41
John H. Dobkin..........    $ 4,700         $117,200                28
W.H. Henderson..........    $10,000         $ 22,000                 5
Hon. James D. Hodgson...    $10,000         $ 64,750                 8
Stig Host...............    $10,000         $ 22,000                 5
Richard M. Lilly........    $10,000         $ 22,000                 5
Alan Stoga..............    $10,000         $ 22,000                 5
Robert C. White.........    $10,000         $133,200                36

  As of April 12, 1996, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE ELECTION OF THE FOREGOING NOMINEES TO SERVE AS DIRECTORS OF THE FUND.

                                 PROPOSAL TWO

         RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS OF THE FUND

  The Board of Directors recommends that the stockholders ratify the selection of Ernst & Young LLP, independent auditors, to audit the accounts of the Fund for the fiscal year ending October 31, 1996. Their selection was approved by the vote, cast in person, of a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined in the Act, at a meeting held on September 14, 1995. The affirmative vote of a majority of the votes cast at the meeting is required to ratify such selection. Ernst & Young LLP has audited the accounts of the Fund since the commencement of the Fund's operations, and does not have any direct financial interest or any material indirect financial interest in the Fund.

  A representative of Ernst & Young LLP is expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. The Audit Committee of the Board of Directors generally meets twice during each full fiscal year with representatives of Ernst & Young LLP to discuss the scope of their engagement and review the financial statements of the Fund and the results of their examination thereof.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT THE STOCKHOLDERS OF THE FUND VOTE FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE FUND.

             INFORMATION AS TO PRINCIPAL OFFICERS, THE INVESTMENT
                   ADVISER AND THE ADMINISTRATOR OF THE FUND

  The principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each of the officers listed below currently serves as an officer of one or more of the other registered investment companies sponsored by the Adviser.

  John D. Carifa, Director, Chairman and President. (See Proposal One, "Election of Directors," at page 3 for biographical information.)

  Mark H. Breedon, 43, Vice President--Investments, is a Vice President of ACMC and a Director and Senior Vice President of Alliance Capital Limited ("ACL"), with which he has been associated since prior to 1991.

  Nicholas Crossland, 24, Vice President--Investments, is an Assistant Vice President of ACL with which he has been associated since 1991. Previously, he was a Trading Assistant with Brewin Dolphin.

  Jeremy R. Kramer, 34, Vice President--Investments, is a Vice President of ACMC with which he has been associated since 1994. Previously, he was a securities analyst with Neuberger & Berman.

  Daniel V. Panker, 57, Vice President, is a Senior Vice President of ACMC, with which he has been associated since prior to 1991.

  Mark D. Gersten, 45, Treasurer and Chief Financial Officer, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1991.

  Edmund P. Bergan, Jr., 45, Secretary, is a Senior Vice President and the General Counsel of Alliance Fund Distributors, Inc. and AFS, and a Vice President and Assistant General Counsel of ACMC, with which he has been associated since prior to 1991.

  The investment adviser and administrator for the Fund is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105.

  Section 30(f) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934 require that the Directors and Officers of the fund and the Directors of ACMC, among others, file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership of shares of the Fund. During 1995, there were no delinquent reports filed with respect to the Fund.

                     SUBMISSION OF PROPOSALS FOR THE NEXT
                        ANNUAL MEETING OF STOCKHOLDERS

  Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Fund must be received by the Fund by December 19, 1996 for inclusion in the Fund's proxy statement and proxy card relating to that meeting. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

                                 OTHER MATTERS

  Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters properly come before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies.

  The Fund has engaged Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist the Fund in soliciting proxies for the Meeting. Shareholder Communications Corporation will receive a fee of $3,000 for its services plus reimbursement of out-of-pocket expenses.

  The Fund will furnish each person to whom the proxy statement is delivered with a copy of the Fund's latest annual report to stockholders upon request and without charge. To request a copy, please call Alliance Fund Services, Inc. at
(800) 227-4618 or contact Nancy Davis at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

  According to information filed with the Securities and Exchange Commission, as of December 31, 1995, Bowling Portfolio Management, Inc., 2651 Observatory Avenue, Cincinnati, Ohio 45208, beneficially owned 552,132 shares, or 7.97%, of the outstanding common stock of the Fund, and FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, beneficially owned 454,900 shares, or 6.59%, of such common stock.

                                          Edmund P. Bergan, Jr.
                                           Secretary

April 18, 1996
New York, New York

TABLE OF CONTENTS                                                          PAGE
- -------------------------------------------------------------------------------
Introduction..............................................................   1
Proposal One: Election of Directors.......................................   2
Proposal Two: Ratification of Selection of Independent Auditors of the
 Fund.....................................................................   5
Information as to Principal Officers, the Investment Adviser and the
 Administrator of the Fund................................................   6
Submission of Proposals for the Next Annual Meeting of Stockholders.......   6
Other Matters.............................................................   7

                    ALLIANCE GLOBAL ENVIRONMENT FUND, INC.








- -------------------------------------------------------------------------------
                   [LOGO OF ALLIANCE CAPITAL APPEARS HERE]
                       Alliance Capital Management L.P.
- -------------------------------------------------------------------------------
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT MAY 23, 1996

                            APPENDIX

PROXY                                                       PROXY
             ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
  INSTRUCTIONS TO THE STOCKHOLDERS OF ALLIANCE GLOBAL ENVIRONMENT
  FUND, INC. (the "Corporation") IN CONNECTION WITH THE ANNUAL
  MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 1996.

  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
  THE CORPORATION.


The undersigned hereby instructs Domenick Pugliese and/or
Carol H. Rappa to vote all shares of the Common Stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 11:00 a.m., Eastern Daylight Time, on May 23, 1996 at the offices of the Corporation, 1345 Avenue of the Americas, 33rd Floor, New York, New York, 10105, and at all adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said proxies to vote said shares as indicated hereon.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
DIRECTED BY THE UNDERSIGNED.  IF NO DIRECTION IS MADE, THIS PROXY
WILL BE VOTED FOR ELECTION OF THE NOMINEES AS DIRECTORS AND FOR
ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

             PLEASE REFER TO THE PROXY STATEMENT FOR
             A DISCUSSION OF EACH OF THE PROPOSALS.

          PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND
              RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?         DO YOU HAVE ANY COMMENTS?

___________________________       ______________________________

___________________________       ______________________________

/X/  PLEASE MARK VOTES AS IN THIS EXAMPLE

1.   Election of Directors.                        For All
                             For      Withhold     Except
                             / /      / /          / /

           Class Two Directors (term expires in 1999)

         JOHN D. CARIFA, RICHARD M. LILLY  and
         ROBERT C. WHITE

     INSTRUCTION:  TO WITHHOLD AUTHORITY FOR ANY INDIVIDUAL
     NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE
     THROUGH THE NOMINEE'S NAME.

2.   RATIFICATION OF THE
     SELECTION OF ERNST &         For      Against      Abstain
     YOUNG LLP as the             / /      / /          / /
     independent auditors
     for the Corporation
     for the fiscal year
     ending October 31, 1996.

3.   In their discretion on       For      Against      Abstain
     all such other matters       / /      / /          / /
     that may properly come
     before the meeting or
     any adjournments thereof.

Please be sure to sign and date this Proxy.      Date

Shareholder sign here                      Co-owner sign here

Mark box at right if comments or address change   /   /
have been noted on the reverse side of the card.

RECORD DATE SHARES:
















00250070.AJ8